UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017
ClubCorp Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-36074	20-5818205
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3030 LBJ Freeway, Suite 600 Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 243-6191
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K (this “Form 8-K”) is filed by ClubCorp Holdings, Inc., a Nevada corporation (which we may refer to as “we,” “us,” “our,” “ClubCorp” or the “Company”), in connection with the matters described herein.

Item 8.01.	Other Events.

Settlement of Disclosure Claims Relating to the Merger
As described on pages 93 and 94 of the Definitive Proxy Statement, and in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 6, 2017, ClubCorp, the members of our Board of Directors, Apollo Global Management, LLC, Parent, and Merger Sub have been named as defendants in putative class action lawsuits brought by stockholders challenging the proposed merger. Four of these lawsuits filed in the Eighth Judicial District Court of the State of Nevada (the “Court”), captioned Meng v. ClubCorp Holdings, Inc., et al., No. A-17-758912-B; Baum v. Affeldt, et al., No. A-17-759227-C; Blaschak v. Beckert, et al., No. A-17-759270-B; and McNally v. Beckert, et al., No. A-17-759271-B, are subject to an August 21, 2017, order consolidating related Nevada litigation under the master caption In re ClubCorp Holdings Shareholder Litigation, No. A-17-758912-B, and appointing Co-Lead Counsel and Co-Liaison Counsel on behalf of the putative stockholder class. These actions claim, among other things, that ClubCorp’s proxy statement contains materially incomplete and/or misleading information.
On September 6, 2017, counsel for defendants and Co-Lead Counsel and Co-Liaison Counsel for plaintiffs reached an agreement-in-principle to resolve claims related to ClubCorp’s stockholder disclosures. In connection with this agreement-in-principle, ClubCorp made certain supplemental disclosures found in the Company’s Current Report on Form 8-K filed with the SEC on September 6, 2017. The settlement contemplated by the agreement-in-principle would provide defendants with a release of liability for disclosures made in connection with the merger contemplated by the merger agreement (the “Merger”) and related transactions under state and federal law, and is conditional upon, among other things, confirmatory discovery, negotiation of a definitive settlement agreement, consummation of the Merger, notice to the putative class of stockholders, and final approval of the proposed settlement by the Court. In addition, in connection with the contemplated settlement, plaintiffs’ counsel intends to seek an award of attorneys’ fees and expenses. There can be no assurance that the Merger will be consummated, a final, binding settlement agreement will be executed or that the Court will approve any such settlement. In the event that the Merger is not consummated, no final, binding settlement is reached or the settlement is not approved by the Court, the agreement-in-principle will be terminated. The contemplated settlement will not affect the amount of the merger consideration that ClubCorp stockholders are entitled to receive in the Merger.
The defendants in the litigation matters described herein deny wrongdoing of any kind, including but not limited to inadequacies in any disclosure, the materiality of any disclosure that the plaintiffs contend should have been made, any breach of any fiduciary duty, and/or aiding and abetting any breach of fiduciary duty. However, to avoid the risk of delaying or adversely affecting the Merger and the related transactions, to minimize the expense of defending the actions, and to provide additional information to our stockholders at a time and in a manner that would not cause any delay of the special meeting of stockholders to be held on September 15, 2017 or the Merger, the defendants have agreed to the agreement-in-principle described above.
Forward-Looking Statements
This Form 8-K and the documents referred to herein may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be generally identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These statements reflect only the Company’s current expectations and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Form 10-K for the fiscal year ended December 27, 2016, as amended, and Part II, Item 1A. Risk Factors in our Form 10-Q for the quarterly period ended June 13, 2017.
Important Additional Information and Where to Find It

This communication is being made in respect of the proposed merger involving the Company, Parent and Merger Sub. This communication does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed merger of the Company will be submitted to the Company’s stockholders for their consideration. In connection with the proposed transaction, the Company filed the Definitive Proxy Statement and other relevant materials with the SEC in connection with the solicitation of proxies in connection with the proposed transaction. The Definitive Proxy Statement has been mailed to the Company’s stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF CLUBCORP HOLDINGS, INC. ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov. In addition, the Company’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of the Company’s website at ir.clubcorp.com or by contacting the Company’s Investor Relations Department by (a) mail at ClubCorp Holdings, Inc., Attention: Investor Relations, 3030 LBJ Freeway, Suite 600, Dallas, TX 75234, (b) telephone at (972) 888-7495, or (c) e-mail at clubcorp.investor.relations@clubcorp.com. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Participants in the Solicitation
The Company and certain of its executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in the Definitive Proxy Statements and other relevant documents filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above. Information regarding certain of these persons and their beneficial ownership of the Company’s common stock is also set forth in the Definitive Proxy Statement and the Company’s proxy statement for its 2017 annual meeting of stockholders filed on June 2, 2017 with the SEC, which can be obtained free of charge from the sources indicated above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2017	CLUBCORP HOLDINGS, INC.

	By:	/s/ Curtis D. McClellan
Curtis D. McClellan
Chief Financial Officer and Treasurer